UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date or Report (Date of earliest event reported): August 23, 2012

Focus Gold Corporation

(Exact name of registrant as specified in its Charter)

Commission File No.: 000-52720

Nevada	26-4205169
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

388 Spadina Rd.

Toronto, Ontario Province

Canada M5P 2V9

(Current Address of Principal Executive Offices)

Phone number: (647) 348-4300

(Issuer Telephone Number)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 --     Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2012, Grant R. White resigned as the Company’s Corporate Secretary and from the Company’s Board of Directors. Board Member, Richard O. Weed was appointed Corporate Secretary.

On August 31, 2012, Mr. White resigned as Chief Executive Officer, President, Principal Accounting Officer, and Treasurer. (See Item 8.01 below) Mr. White’s resignation was not because of any disagreements with management or the board concerning the Corporation’ accounting practices, policies, or procedures. The board of directors plans to appoint an Interim Chief Executive Officer and Interim Principal Accounting Officer in September.

Item 8.01	Other Events.

In connection with Mr. White’s resignation, the Company’s wholly owned subsidiary, Focus Celtic Gold Corporation, a corporation formed under the Canada Business Corporations Act, (“Celtic”) retained Finao Advisory Corporation, a corporation formed under the Canada Business Corporations Act, (“FINAO”) under a Consulting Services Agreement. Mr. White is the principal executive officer and sole shareholder of FINAO. FINAO will assist Celtic to evaluate strategic alternatives, including completion of the Share Exchange Agreement dated February 27, 2012 among the Company, Celtic, Metallum Resources PLC, Metallum Exploration Limited, and Pacific Orient Capital, Inc. (See Form 8-K dated July 12, 2011 and Form 8-K/A filed August 1, 2012). Under the Consulting Services Agreement, Mr. White will act as Interim President of Celtic. Mr. White and Dorian L. (Dusty) Nicol are the two directors of Celtic. Celtic will pay FINAO $10,000 per month through October 31, 2012. Celtic adjusted its ownership structure so that the Company owns 24,420,000 shares (92%) of Celtic. FINAO owns 1,800,000 shares (7%) and Dusty Nicol owns 280,000 shares (1%) of Celtic. The Company transferred 280,000 shares of Celtic to Mr. Nicol to settle outstanding fees and expenses due to Mr. Nicol at August 24, 2012. The Company transferred 440,000 shares of Celtic to FINAO as partial compensation under the Consulting Services Agreement and 1,360,000 shares of Celtic to FINAO, as designee for Mr. White, in connection with Mr. White’s resignation, waiver of all claims, including severance payments, under existing agreements, and the surrender of 3,400,000 shares of common stock in the name of GRW Global Investments.

The Company filed its Form 10-Q/A for the period ended May 31, 2012. Investors and shareholders are encouraged to read and understand the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Focus Gold Corporation

Dated: August 31, 2012	By:	/s/ Richard O. Weed
Richard O. Weed
Secretary